UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SEI INSTITUTIONAL INTERNATIONAL TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SEI International Fixed Income Fund -

“Hello.

We’re calling because you are a shareholder with the SEI International Fixed Income Fund and we are requesting your vote on a very important proposal concerning the Fund.

We just sent you a package containing information on the proposal and everything you need to vote your shares.  We ask that you vote as soon as possible.  When you vote promptly, it saves time, money, and energy by helping us avoid sending you the materials again or calling to request your vote.

You can vote quickly and easily by touch-tone phone, on the Internet or by mail.  The details are in the package we sent.  If you have any questions, call us at 1-866-615-7268.

Please vote.  All of us at the SEI International Fixed Income Fund appreciate your prompt attention to this matter.

Thank you.

Goodbye.”

SEI International Fixed Income Fund -

“Hello.

We’re calling because you are a shareholder with the SEI International Fixed Income Fund and we are requesting your vote on a very important proposal concerning the Fund.

We just sent you a package containing information on the proposal and everything you need to vote your shares.  We ask that you vote as soon as possible.  When you vote promptly, it saves time, money, and energy by helping us avoid sending you the materials again or calling to request your vote.

You can vote quickly and easily by touch-tone phone, on the Internet or by mail.  The details are in the package we sent.  If you have any questions, call us at 1-877-257-9947.

Please vote.  All of us at the SEI International Fixed Income Fund appreciate your prompt attention to this matter.

Thank you.

Goodbye.”

ANSWERING MACHINE MESSAGE:

Hello, this message is for                                . My name is                                          and I am calling on behalf of SEI International Fixed Income Fund regarding the Special Meeting of Shareholders that is scheduled for January 18th, 2010.

Our records indicate that your vote has not yet been received.  In an effort to avoid further contact and expense to the Fund, we are asking you to take a moment to submit your vote.

Your participation is very important.  To vote over the telephone, call toll-free at 1-866-615-7268 and a proxy-voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday, 10:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

PROPOSAL

1.              To approve an amendment to the investment advisory agreement that would increase the management fee payable by the Fund to the investment adviser.

•                  The proposed increase in the management fee is necessary for SEI Investments Management Corporation (SIMC), the investment adviser to the Fund, to be able to attract and retain highly qualified sub-advisers. Without the proposed increase, SIMC believes that this lack of flexibility could negatively affect investment returns, or increase investment risk, to the detriment of the shareholders.  See page 2 of Proxy Statement for reference.

•                  Currently, the Fund pays SIMC an advisory fee at an annual rate of 0.15% of the Fund’s average daily net assets. If approved, the Fund would pay SIMC a management fee at an annual rate of 0.30% of its average daily net assets.   See page 3 of Proxy Statement for reference.

•                  If the proposal is approved, the Fund’s new management fee would still be well below the average fee rates paid to managers that provide similar services to comparable international fixed income funds. Based upon peer group data provided by Lipper in July 2009, the average annual management fee rate, as a percentage of daily net assets, was 0.43% for international fixed income funds.   See page 2 of Proxy Statement for reference.

•                  Currently, SIMC maintains a voluntary expense limit arrangement which limits the total fees paid by shareholders to 1.02%. This voluntary limit may be changed at any time by SIMC. If the Proposal is approved, SIMC will convert this voluntary expense limitation into a binding contractual limitation, until the later of: (i) two years after the effective date of the Expense Limitation Agreement; or (ii) January 31, 2012.   See page 1 of Proxy Statement for reference.

•                  Although the management fee paid by the shareholders will increase, the total expenses will not increase for the duration of the contractual expense limit arrangement. SIMC or its affiliates will be required to waive their fees or reimburse the Fund’s expenses to the extent necessary to ensure that the expense limit is maintained.    See page 1 of Proxy Statement for reference.

•                  There are no other changes being made to the investment advisory agreement. The only change being proposed is the amendment to the terms of SIMC’s compensation.   See Q&A portion of Proxy Statement for reference.

SEI INTERNATIONAL FIXED INCOME FUND

SOLICITATION SCRIPT

Greeting:

Hello, is Mr./Ms.                    available please?

Hi Mr./Ms.                         , my name is                                         and I am calling on behalf of SEI International Fixed Income Fund on a recorded line and I would like to take a moment to speak with you about the SEI International Fixed Income Fund Special Meeting of Shareholders to be held on January 18th, 2010. Recently you were mailed proxy materials for this upcoming meeting of shareholders.  Have you received these materials?

If materials received:

The Fund’s Board of Trustees is recommending that you vote in favor of the proposal outlined in the proxy statement.  For your convenience, would you like to vote on the proposal now over the phone?

If Yes:

The process will only take a few moments.

Again, my name is                                      , and I am a proxy-voting specialist calling on behalf of SEI International Fixed Income Fund.

Today’s date is                            and the time is                            Eastern Time.  Would you please state your full name and full mailing address?

Are you authorized to vote all shares in this Fund in all accounts?

(If yes, proceed with voting process)

(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal as set forth in the materials you received and recommends a favorable vote for the proposal.  How do you wish to vote your shares?

(Record votes as shareholder requests)

For Favorable Vote:

Mr./Ms.                              , I have recorded your vote as follows: for all of your SEI International Fixed Income Fund shares held in all of your accounts, you are voting in favor of the proposal as set forth in the proxy materials you received.

For Non-Favorable/Abstentions Vote:

Mr. /Ms.                             , I have recorded your vote as follows: for all of your SEI International Fixed Income Fund shares held in all of your accounts, you are (voting against/abstaining) on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote.  If you wish to make any changes, you may contact us at 1-866-615-7268. Thank you very much for your participation and have a great day/evening.

If unsure of voting:

Would you like me to review the proposal with you?  (Answer all the shareholder’s questions and ask them if they wish to vote over the phone.  If they agree, return to authorized voting section.)

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-866-615-7268.

If shares were sold after record date:

I understand Mr./Ms.                    , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If presently not interested in voting over the phone:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Should you decide to vote at a later time, please fill out and return your proxy card or you can vote via the other methods outlined in the proxy materials.  Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, this message is for                                . My name is                                          and I am calling on behalf of SEI International Fixed Income Fund regarding the Special Meeting of Shareholders that is scheduled for January 18th, 2010.

Our records indicate that your vote has not yet been received.  In an effort to avoid further contact and expense to the Fund, we are asking you to take a moment to submit your vote.

Your participation is very important.  To vote over the telephone, call toll-free at 1-877-257-9947 and a proxy-voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday, 10:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

PROPOSAL

1.              To approve an amendment to the investment advisory agreement that would increase the management fee payable by the Fund to the investment adviser.

•                  The proposed increase in the management fee is necessary for SEI Investments Management Corporation (SIMC), the investment adviser to the Fund, to be able to attract and retain highly qualified sub-advisers. Without the proposed increase, SIMC believes that this lack of flexibility could negatively affect investment returns, or increase investment risk, to the detriment of the shareholders.  See page 2 of Proxy Statement for reference.

•                  Currently, the Fund pays SIMC an advisory fee at an annual rate of 0.15% of the Fund’s average daily net assets. If approved, the Fund would pay SIMC a management fee at an annual rate of 0.30% of its average daily net assets.   See page 3 of Proxy Statement for reference.

•                  If the proposal is approved, the Fund’s new management fee would still be well below the average fee rates paid to managers that provide similar services to comparable international fixed income funds. Based upon peer group data provided by Lipper in July 2009, the average annual management fee rate, as a percentage of daily net assets, was 0.43% for international fixed income funds.   See page 2 of Proxy Statement for reference.

•                  Currently, SIMC maintains a voluntary expense limit arrangement which limits the total fees paid by shareholders to 1.02%. This voluntary limit may be changed at any time by SIMC. If the Proposal is approved, SIMC will convert this voluntary expense limitation into a binding contractual limitation, until the later of: (i) two years after the effective date of the Expense Limitation Agreement; or (ii) January 31, 2012.   See page 1 of Proxy Statement for reference.

•                  Although the management fee paid by the shareholders will increase, the total expenses will not increase for the duration of the contractual expense limit arrangement. SIMC or its affiliates will be required to waive their fees or reimburse the Fund’s expenses to the extent necessary to ensure that the expense limit is maintained.    See page 1 of Proxy Statement for reference.

•                  There are no other changes being made to the investment advisory agreement. The only change being proposed is the amendment to the terms of SIMC’s compensation.   See Q&A portion of Proxy Statement for reference.

SEI INTERNATIONAL FIXED INCOME FUND

SOLICITATION SCRIPT

Greeting:

Hello, is Mr./Ms.                    available please?

Hi Mr./Ms.                          , my name is                                         and I am calling on behalf of SEI International Fixed Income Fund on a recorded line and I would like to take a moment to speak with you about the SEI International Fixed Income Fund Special Meeting of Shareholders to be held on January 18th, 2010. Recently you were mailed proxy materials for this upcoming meeting of shareholders.  Have you received these materials?

If materials received:

The Fund’s Board of Trustees is recommending that you vote in favor of the proposal outlined in the proxy statement.  For your convenience, would you like to vote on the proposal now over the phone?

If Yes:

The process will only take a few moments.

Again, my name is                                , and I am a proxy-voting specialist calling on behalf of SEI International Fixed Income Fund.

Today’s date is                      and the time is                            Eastern Time.  Would you please state your full name and full mailing address?

Are you authorized to vote all shares in this Fund in all accounts?

(If yes, proceed with voting process)

(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal as set forth in the materials you received and recommends a favorable vote for the proposal.  How do you wish to vote your shares?

(Record votes as shareholder requests)

For Favorable Vote:

Mr./Ms.                        , I have recorded your vote as follows: for all of your SEI International Fixed Income Fund shares held in all of your accounts, you are voting in favor of the proposal as set forth in the proxy materials you received.

For Non-Favorable/Abstentions Vote:

Mr. /Ms.                                  , I have recorded your vote as follows: for all of your SEI International Fixed Income Fund shares held in all of your accounts, you are (voting against/abstaining) on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote.  If you wish to make any changes, you may contact us at 1-866-257-9947. Thank you very much for your participation and have a great day/evening.

If unsure of voting:

Would you like me to review the proposal with you?  (Answer all the shareholder’s questions and ask them if they wish to vote over the phone.  If they agree, return to authorized voting section.)

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-877-257-9947.

If shares were sold after record date:

I understand Mr./Ms.                    , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If presently not interested in voting over the phone:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Should you decide to vote at a later time, please fill out and return your proxy card or you can vote via the other methods outlined in the proxy materials.  Thank you again for your time today, and have a wonderful day/evening.